Exhibit 4.1














                           SOUTHERN INVESTMENTS UK plc

                                       AND

                       BANKERS TRUST COMPANY, AS TRUSTEE,
              PRINCIPAL PAYING AGENT, REGISTRAR AND TRANSFER AGENT

                                       AND

                         BANKERS TRUST LUXEMBOURG S.A.,
                       AS PAYING AGENT AND TRANSFER AGENT




                        SUBORDINATED DEBENTURE INDENTURE

                          DATED AS OF JANUARY 29, 1997

                           SOUTHERN INVESTMENTS UK plc
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND SUBORDINATED DEBENTURE INDENTURE, DATED AS OF JANUARY 29, 1997

                    TRUST INDENTURE
                      ACT SECTION                      INDENTURE SECTION

(S)      310(a)(1).............................................609
            (a)(2).............................................609
            (a)(3)..................................Not Applicable
            (a)(4)..................................Not Applicable
            (b)................................................608
                                                               610
(S)  311(a)....................................................613
         311(b)(4)..........................................613(a)
            (b)(6)..........................................613(b)
(S)      312(a)................................................701
                                                            702(a)
            (c).............................................702(b)
(S)      313(a).............................................703(a)
         313(b).............................................703(b)
         313(c).............................................703(c)
                                                               704
            (d).............................................703(c)
(S)      314(a)..........................................704, 1007
            (b).....................................Not Applicable
            (c)(1).............................................102
            (c)(2).............................................102
            (c)(3)..................................Not Applicable
            (d).....................................Not Applicable
            (e)................................................102
(S)      315(a).............................................601(a)
            (b)................................................602
            (c).............................................601(b)
            (d).............................................601(c)
            (d)(1).......................................601(a)(1)
            (d)(2).......................................601(c)(2)
            (d)(3).......................................601(c)(3)
            (e)................................................514
(S)      316(a)................................................101
            (a)(1)(A)..........................................502
                                                               512
            (a)(1)(B)..........................................513
            (a)(2)..................................Not Applicable
            (b)................................................508
(S)      317(a)(1).............................................503
            (a)(2).............................................504
            (b)...............................................1003
(S)      318(a)................................................107

                                TABLE OF CONTENTS

                                                                     PAGE

Parties.................................................................1
Recitals of the Company.................................................1



ARTICLE ONE.............................................................2
  DEFINITIONS...........................................................2
     SECTION 101. DEFINITIONS...........................................2
        Act.............................................................3
        Additional Amounts..............................................3
        Additional Amounts..............................................3
        Affiliate.......................................................3
        Allocable Amounts...............................................3
        Authenticating Agent............................................4
        Bearer Security.................................................4
        Board of Directors..............................................4
        Board Resolution................................................4
        Book-Entry Depositary...........................................4
        Book-Entry Interest.............................................4
        Business Day....................................................4
        Capital Securities..............................................4
        Cedel Bank......................................................5
        Commission......................................................5
        Common Securities...............................................5
        Company.........................................................5
        Company Request" or "Company Order..............................5
        Corporate Trust Office..........................................5
        Corporation.....................................................5
        Declaration of Trust............................................5
        Defaulted Interest..............................................6
        Definitive Registered Securities................................6
        Deposit Agreement...............................................6
        Depositary......................................................6
        Distributions...................................................6
        Dollar or $.....................................................6
        DWAC............................................................6
        Euroclear.......................................................6
        Event of Default................................................6
        Exchange Act....................................................7
        Extension Period................................................7
        Global Security.................................................7
        Guarantee.......................................................7
        Holder..........................................................7
        Indenture.......................................................7
        Institutional Trustee...........................................7
        Interest Payment Date...........................................7
        Investment Company Act..........................................7
        Investment Company Event........................................7
        Issuer Trust....................................................8
        Maturity........................................................8
        New Subordinated Debentures.....................................8
        Notice of Default...............................................8
        Officers' Certificate...........................................8
        Opinion of Counsel..............................................8
        Outstanding.....................................................8
        Paying Agent....................................................9
        Person.........................................................10
        Predecessor Security...........................................10
        Principal Paying Agent.........................................10
        Proceeding.....................................................10
        Qualified Institutional Buyer or QIB...........................10
        Redemption Date................................................10
        Redemption Price...............................................10
        Regular Record Date............................................10
        Regular Trustee................................................10
        Regulation S...................................................11
        Regulation S Global Book-Entry Interest........................11
        Relevant Date..................................................11
        Resale Restriction Termination Date............................11
        Responsible Officer............................................11
        Restricted Global Security.....................................11
        Restricted Period..............................................11
        Restricted Securities Legend...................................11
        Restricted Security............................................12
        Rule 144A......................................................12
        Securities Act.................................................12
        Security.......................................................12
        Security Register and Security Registrar.......................12
        Senior Indebtedness............................................12
        Significant Subsidiary.........................................13
        Special Event..................................................13
        Special Record Date............................................13
        Stated Maturity................................................13
        Subordinated Debentures........................................13
        Subsidiary.....................................................13
        Tax Event......................................................14
        Transfer Agent.................................................14
        Trust Indenture Act............................................14
        Trust Securities...............................................15
        Trustee........................................................15
        U.S. Government Obligations....................................15
        Vice President.................................................15
     SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.................15
     SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE...............16
     SECTION 104. ACTS OF HOLDERS......................................17
     SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY................19
     SECTION 106. NOTICE TO HOLDERS OF SECURITIES; WAIVER..............19
     SECTION 107. CONFLICT WITH TRUST INDENTURE ACT....................21
     SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.............21
     SECTION 109. SUCCESSORS AND ASSIGNS...............................21
     SECTION 110. SEPARABILITY CLAUSE..................................21
     SECTION 111. BENEFITS OF INDENTURE................................22
     SECTION 112. GOVERNING LAW........................................22
     SECTION 113. LEGAL HOLIDAYS.......................................22


ARTICLE TWO............................................................22
  SECURITY FORMS.......................................................22
     SECTION 201. SECURITY FORMS GENERALLY.............................22


ARTICLE THREE..........................................................24
  THE SECURITIES.......................................................24
     SECTION 301. TITLE AND TERMS; DENOMINATIONS.......................24
     SECTION 302. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.......25
     SECTION 303. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE..26
     SECTION 304. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.....28
     SECTION 305. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.......29
     SECTION 306. PERSONS DEEMED OWNERS................................31
     SECTION 307. CANCELLATION.........................................32
     SECTION 308. COMPUTATION OF INTEREST..............................32
     SECTION 309. GLOBAL SECURITIES....................................32
     SECTION 310.  Restrictive Legend..................................36
     SECTION 311. Special Transfer Provisions..........................38
     SECTION 312. TEMPORARY SECURITIES.................................42
     SECTION 313. DEFERRALS OF INTEREST PAYMENT DATES..................43
     SECTION 314. NOTICE OF EXTENSION..................................44
     SECTION 316. CUSIP NUMBERS........................................44


ARTICLE FOUR...........................................................45
  SATISFACTION AND DISCHARGE...........................................45
     SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE..............45
     SECTION 402. Application of Trust Money...........................47
     SECTION 403. Satisfaction, Discharge and Defiance of Securities
                  of any Series........................................48


ARTICLE FIVE...........................................................49
  REMEDIES 49
     SECTION 501. EVENTS OF DEFAULT....................................49
     SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...51
     SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                  BY TRUSTEE...........................................52
     SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.....................53
     SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                  SECURITIES...........................................54
     SECTION 506. APPLICATION OF MONEY COLLECTED.......................54
     SECTION 507. LIMITATION ON SUITS..................................55
     SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                  PREMIUM AND INTEREST.................................56
     SECTION 509. RESTORATION OF RIGHTS AND REMEDIES...................57
     SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.......................57
     SECTION 511. DELAY OR OMISSION NOT WAIVER.........................57
     SECTION 512. CONTROL BY HOLDERS OF SECURITIES.....................58
     SECTION 513. WAIVER OF PAST DEFAULTS..............................58
     SECTION 514. UNDERTAKING FOR COSTS................................58
     SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.....................59


ARTICLE SIX............................................................59
  THE TRUSTEE..........................................................59
     SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES..................60
     SECTION 602. NOTICE OF DEFAULTS...................................61
     SECTION 603. CERTAIN RIGHTS OF TRUSTEE............................61
     SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                  SECURITIES...........................................63
     SECTION 605. MAY HOLD SECURITIES..................................64
     SECTION 606. MONEY HELD IN TRUST..................................64
     SECTION 607. COMPENSATION AND REIMBURSEMENT.......................64
     SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS..............65
     SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY..............65
     SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR....66
     SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...............67
     SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                  BUSINESS.............................................68
     SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY....68
     SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT..................69


ARTICLE SEVEN..........................................................71
  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY....................71
     SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                  HOLDERS..............................................71
     SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                  HOLDERS..............................................72
     SECTION 703. REPORTS BY TRUSTEE...................................72
     SECTION 704. REPORTS BY COMPANY...................................73


ARTICLE EIGHT..........................................................74
  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................74
     SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.74
     SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED....................75


ARTICLE NINE...........................................................75
  SUPPLEMENTAL INDENTURES..............................................75
     SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...76
     SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS......77
     SECTION 903. GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE..78
     SECTION 904. EXECUTION OF SUPPLEMENTAL INDENTURES.................78
     SECTION 905. EFFECT OF SUPPLEMENTAL INDENTURES....................79
     SECTION 906. CONFORMITY WITH TRUST INDENTURE ACT..................79
     SECTION 907. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES...79


ARTICLE TEN............................................................80
  COVENANTS............................................................80
     SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST...................80
     SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.....................80
     SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...81
     SECTION 1004. ADDITIONAL AMOUNTS..................................82
     SECTION 1005. CORPORATE EXISTENCE.................................84
     SECTION 1006. LIMITATIONS ON DIVIDEND AND CERTAIN OTHER PAYMENTS..84
     SECTION 1007. STATEMENT AS TO COMPLIANCE..........................85
     SECTION 1008. WAIVER OF CERTAIN COVENANTS.........................85
     SECTION 1009. COVENANTS REGARDING TRUST...........................86


ARTICLE ELEVEN.........................................................86
  REDEMPTION OF SECURITIES.............................................86
     SECTION 1101. OPTIONAL REDEMPTION; CONDITIONS TO OPTIONAL
                   REDEMPTION..........................................86
     SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE...............89
     SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED...90
     SECTION 1104. NOTICE OF REDEMPTION................................91
     SECTION 1105. DEPOSIT OF REDEMPTION PRICE.........................91
     SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE...............91
     SECTION 1107. SECURITIES REDEEMED IN PART.........................92
     SECTION 1108. APPLICABILITY OF ARTICLE............................92


ARTICLE THIRTEEN.......................................................93
  SUBORDINATION........................................................93
     SECTION 1201. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.......93
     SECTION 1202. PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC...........93
     SECTION 1203. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT......95
     SECTION 1204. PAYMENT PERMITTED IF NO DEFAULT.....................96
     SECTION 1205. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
                   INDEBTEDNESS........................................96
     SECTION 1206. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.........96
     SECTION 1207. TRUSTEE TO EFFECTUATE SUBORDINATION.................97
     SECTION 1208. NO WAIVER OF SUBORDINATION PROVISIONS...............97
     SECTION 1209. TRUST MONEYS NOT SUBORDINATED.......................98
     SECTION 1210. NOTICE TO THE TRUSTEE...............................99
     SECTION 1211. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                   LIQUIDATING AGENT..................................100
     SECTION 1212. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                   INDEBTEDNESS.......................................100
     SECTION 1213. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                   PRESERVATION OF TRUSTEE'S RIGHTS...................100
     SECTION 1214. ARTICLE APPLICABLE TO PAYING AGENTS................101
     SECTION 1215. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON
                   SUBORDINATION PROVISIONS...........................101


ARTICLE THIRTEEN......................................................101
  SECURITYHOLDERS' MEETINGS...........................................102
     SECTION 1401.  PURPOSES OF MEETINGS..............................102
     SECTION 1302.  CALL OF MEETINGS BY TRUSTEE.......................102
     SECTION 1303.  CALL OF MEETINGS BY COMPANY OR HOLDERS............103
     SECTION 1304.  QUALIFICATIONS FOR VOTING.........................103
     SECTION 1305.  REGULATIONS.......................................103
     SECTION 1306.  VOTING............................................104


ARTICLE FOURTEEN......................................................105
  MISCELLANEOUS PROVISIONS............................................105
     SECTION 1401. NO RECOURSE AGAINST OTHERS.........................105
     SECTION 1402. SET-OFF............................................105
     SECTION 1403. ASSIGNMENT; BINDING EFFECT.........................106
     SECTION 1404. ADDITIONAL AMOUNTS AND ADDITIONAL SUMS.............106


ARTICLE FIFTEEN.......................................................106
  MISCELLANEOUS.......................................................106
     SECTION  1501. Consent to Jurisdiction; Appointment of Agent to
                    Accept Service of Process.........................106
     SECTION  1502 Counterparts.......................................109

                        SUBORDINATED DEBENTURE INDENTURE

         THIS SUBORDINATED DEBENTURE INDENTURE is made as of January 29, 1997, between SOUTHERN INVESTMENTS UK plc, a public limited company incorporated under the laws of England and Wales (herein called the "Company"), having its principal office at 800 Park Avenue, Aztec West, Almondsbury, Bristol B512 45E England, and BANKERS TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at Four Albany Street, New York, New York 10006, as Trustee (herein called the "Trustee") and BANKERS TRUST LUXEMBOURG S.A., as Paying and Transfer Agent.

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured subordinated debentures (the "Subordinated Debentures") and its new unsecured subordinated debentures (the "New Subordinated Debentures," and together with the Subordinated Debentures, the "Securities") to be issued in exchange for the Subordinated Debentures;

         WHEREAS, Southern Investments UK Capital Trust I (the "Issuer Trust") has offered undivided preferred beneficial interests in the assets of such Issuer Trust (the "Capital Securities") and undivided common beneficial interests in the assets of such Issuer Trust (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities");

         WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.      DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United Kingdom, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United Kingdom at the date of such computation;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (5) a reference to any Person shall include its successors and assigns;

                  (6) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended or restated and in effect from time to time; and

                  (7) a reference to any statute, law, rule or regulation shall include any amendments thereto applicable to the relevant Person, and any successor statute, law, rule or regulation.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Additional Amounts" shall have the meaning specified in Section 1004.

         "Additional Sums" " means the additional amounts as may be necessary in order that the amount of any distribution then due and payable by the Issuer Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Issuer Trust has become subject as a result of a Tax Event.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the Issuer Trust shall not be deemed to be an Affiliate of the Company.

         "Allocable Amounts," when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Company or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Authenticating Agent" means any Person or Persons authorized by the Trustee to authenticate the Securities.

         "Bearer Security" means any Security that is payable to bearer.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Book-Entry Depositary by the Company pursuant to the Deposit Agreement and, if so provided, to any successor to such Person.

         "Book-Entry Interest" means a certificateless depositary interest to be issued by the Book-Entry Depositary to the Issuer Trust or DTC or its successor as depositary of the Book-Entry Interests as provided in the Deposit Agreement.

         "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York or Bristol, England are authorized or obligated by law or executive order to remain closed, or (iii) a day on which the Trustee's Corporate Trust Office or Institutional Trustee's principal corporate trust office is closed for business.

     "Capital Securities" has the meaning specified in the recitals of this Indenture.

         "Cedel Bank" means Cedel, Bank, societe anonyme.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in the recitals of this Indenture.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any Director of the Company and by any other Director of the Company or its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary or any other officer so authorized, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, New York City, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Public Utilities Group.

         "Corporation" includes corporations, partnerships, limited liability companies, associations, companies and business trusts.

         "Declaration of Trust" means the Amended and Restated Declaration of Trust dated as of January 29, 1997 between the Company, as Sponsor, and the Trustee, Bankers Trust Company, as Institutional Trustee, Bankers Trust (Delaware), a Delaware corporation, as Delaware Trustee, and two individuals as Regular Trustees.

         "Defaulted Interest" has the meaning specified in Section 305.

         "Definitive Registered Securities" means any Security that is payable to a registered owner or registered assignee thereof as registered in the Security Register.

         "Deposit Agreement" means the deposit agreement dated January 29, 1997, among the Company, the Book-Entry Depositary and the holders and beneficial owners from time to time of interests in the Book-Entry Interests.

         "Depositary" means, with respect to Securities issuable or issued as a Global Security, the Book-Entry Depositary and, with respect to the Book-Entry Interests the Issuer Trust and after its dissolution, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which in each case, shall be designated by the Company pursuant to Section 309.

         "Distributions," with respect to the Trust Securities issued by the Issuer Trust, means amounts payable in respect of such Trust Securities as provided in the Declaration of Trust and referred to therein as "Distributions."

         "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

         "DWAC" means Deposit and Withdrawal at Custodian Service.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

         "Extension Period" has the meaning specified in Section 313.

         "Global Security" means a Security in bearer form that is executed by the Company and authenticated and delivered by the Trustee to the Book-Entry Depositary or pursuant to the Book-Entry Depositary's instruction.

         "Guarantee" means either of the Capital Securities Guarantee Agreement or the Common Securities Guarantee Agreement dated as of the date hereof by the Company for the benefit of the holders from time to time of all or a portion of the Trust Securities.

         "Holder", when used with respect to any Security, means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and, in the case of a Global Security, the bearer thereof.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Institutional Trustee" means the Person designated as such in the Declaration of Trust.

         "Interest Payment Date", when used with respect to any installment of interest on a Security, means the date specified in such Security as the fixed date on which an installment of interest with respect to the Securities is due and payable.

     "Investment Company Act" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

         "Investment Company Event" means the receipt by the Regular Trustees of the Issuer Trust of an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after January 23, 1997.

     "Issuer Trust" has the meaning specified in the recitals of this Indenture.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "New Subordinated Debentures" has the meaning specified in the recitals of this Indenture.

     "Notice of Default" means a written notice of the kind specified in Section 501(3).

         "Officers' Certificate" means a certificate signed by any Director of the Company and by any other Director of the Company or the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary or any other officer so authorized, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or regular counsel for the Company, and who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities that have been paid or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining, during any period in which any Securities are owned by any Person other than the Company or any Affiliate thereof, whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned by the Company or an Affiliate of the Company in the above circumstances shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

     "Paying Agent" means Bankers Trust Luxembourg S.A. and any other Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company hereunder, including without limitation, the Principal Paying Agent.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 304 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Paying Agent" means Bankers Trust Company until a successor Principal Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Principal Paying Agent" shall mean such successor Principal Paying Agent.

         "Proceeding" has the meaning specified in Section 1202.

         "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", shall have the meaning specified in Section 1101 of this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date next preceding such Interest Payment Date.

         "Regular Trustee", as provided for in the Declaration of Trust, means the Trustee who is an employee, officer or affiliate of the Company.

         "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

         "Regulation S Global Book-Entry Interest" means any Global Book-Entry Interests or Global Securities evidencing Book-Entry Interests that are to be traded pursuant to Regulation S.

         "Relevant Date" means, with respect to any payment made with respect to the Securities, the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with this Indenture.

         "Resale Restriction Termination Date" shall have the meaning specified in Section 310 of this Indenture.

         "Responsible Officer" when used with respect to the Trustee, means any Managing Director, vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust and Agency Group of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted Global Book-Entry Interest" means any Global Book-Entry Interest or Book-Entry Interests evidencing Global Book-Entry Interests that are to be traded pursuant to Rule 144A.

         "Restricted Period" shall have the meaning specified in Section 311 of this Indenture.

         "Restricted Securities Legend" shall have the meaning specified in
Section 310 of this Indenture.

         "Restricted Security" means each Security required pursuant to Section 310 to bear a Restricted Securities Legend.

         "Rule 144A" means Rule 144A under the Securities Act.

     "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

         "Security" has the meaning stated in the recitals of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 303.

         "Senior Indebtedness" means, (a) the principal of and premium, if any, and interest on all indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, (i) for money borrowed by the Company,
(ii) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by the Company, (iii) in respect of letters of credit and acceptances issued or made by banks, or (iv) constituting purchase money indebtedness, or indebtedness secured by property included in the property, plant and equipment accounts of the Company at the time of the acquisition of such property by the Company, for the payment of which the Company is directly liable, (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness, and (c) all other general unsecured obligations and liabilities of the Company, including without limitation, trade payables. As used in the preceding sentence the term "purchase money indebtedness" means indebtedness evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise. Notwithstanding anything to the contrary in this Indenture or the Securities, Senior Indebtedness shall not include (i) any indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it or by the law governing it, is subordinate in right of payment to or pari passu with the Securities, as the case may be, and, in particular, the Securities shall rank pari passu with all other debt securities and guarantees in respect of those debt securities, issued to any other Southern Investments Capital Trust or (ii) any indebtedness of the Company to a subsidiary.

         "Significant Subsidiary" means, at any particular time, any Subsidiary whose gross assets or gross revenues (having regard to the Company's direct and/or indirect beneficial interest in the shares, or the like, of that Subsidiary) represent at least 25% of the consolidated gross assets or, as the case may be, consolidated gross revenues of the Company.

     "Special Event" means either an Investment Company Event or a Tax Event.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities means a date fixed by the Trustee pursuant to Section 305.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may, in the case of any installment of interest, be subject to the deferral of any such date in the case of any Extension Period.

     "Subordinated Debentures" has the meaning specified in the recitals of this Indenture.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Tax Event" means the receipt by the Regular Trustees of the Issuer Trust of an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States, the United Kingdom or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after January 23, 1997, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to United States federal or United Kingdom income tax with respect to income accrued or received on the Securities, (ii) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges or
(iii) interest payable by the Company to the Issuer Trust on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company for United States earnings and profits purposes or United Kingdom income tax purposes.

         "Transfer Agent" means any Person authorized by the Company to effectuate the exchange or transfer of any Security on behalf of the Company hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time.

     "Trust Securities" has the meaning specified in the recitals of this Indenture.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.      COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer or Director of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or Director knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or Director or Directors of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         Without limiting the generality of the foregoing, a Holder, including a Book-Entry Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Book-Entry Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Book-Entry Depositary's standing instructions and customary practices.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The principal or face amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by the Book-Entry Depositary for such Bearer Securities.

         (d) If Securities are issued in registered form the principal amount and serial numbers of such Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (e) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (g) The Company may, in the circumstances permitted by the Trust Indenture Act, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Securities entitled to take such Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such Act, and for that purpose the Securities Outstanding shall be computed as of such record date.

SECTION 105.      NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of a Security or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture (to the attention of its Chief Financial and Accounting Officer) or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      NOTICE TO HOLDERS OF SECURITIES; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, (i) in the case of a Holder of Registered Securities, at his address as it appears in the Security Register, and (ii) in the case of a Holder of Global Securities, at the address provided in or pursuant to the relevant Deposit Agreement of the relevant Book-Entry Depositary or Depositaries therefor, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         If, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made at the direction of the Company in a manner reasonably calculated, to the extent practicable under the circumstances, to provide prompt notice shall constitute a sufficient notification for every purpose hereunder.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Bearer Securities of any event and the rules of any securities exchange on which such Bearer Securities are listed so require, such notice shall be sufficiently given to Holders of such Bearer Securities if published in such newspaper or newspapers as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice by publication shall be deemed to have been given on the date of the first such publication. In addition, notice to the Holder of any Global Bearer Security shall be given by mail in the manner provided above.

         If by reason of any cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.      CONFLICT WITH TRUST INDENTURE ACT.

         Prior to the effectiveness of a registration statement under the Securities Act relating to the New Subordinated Debentures, this Indenture shall incorporate and be governed by the provisions of the TIA. Upon effectiveness of a registration statement under the Securities Act relating to the New Subordinated Debentures, this Indenture shall be subject to the provisions of the TIA that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control.

SECTION 108.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.      SEPARABILITY CLAUSE.

         In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      BENEFITS OF INDENTURE.

         Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities and, to the extent provided in Section 1503, the holders of Senior Indebtedness or Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 113.      LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Stated Maturity.


                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.      SECURITY FORMS GENERALLY.

         The Securities in bearer form shall be in the form attached hereto as Exhibit A.

         The Securities in definitive form shall be in the form attached hereto as Exhibit B; provided that the New Subordinated Debentures will not contain any of the provisions with respect to transfer restrictions under the Securities Act following the Trustee's authentication.

         If the Securities are distributed to the holders of Capital Securities and Common Securities, the record holder (including the Depositary) of any Capital Securities or Common Securities shall be issued Securities in the same form (i.e., Book-Entry Interests or Definitive Registered Securities) as the securities held by the Issuer Trust at the time of distribution with the legends in substantially the form of the legends existing on the security representing the Capital Securities or Common Securities to be exchanged (in all cases, with such changes thereto as the officers or Directors executing such Securities determine to be necessary or appropriate, as evidenced by their execution of the Securities) and such other legends as may be required by Section 310 or Section 311 hereof), duly executed by the Company and authenticated by the Trustee or the authenticating agent as provided herein, which Securities, if to be held in global form by any Depositary, may be deposited on behalf of the holders of the Securities represented thereby with the Trustee, as custodian for the Depositary.

         Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by the holder of such Securities in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Global Security shall be made to the holder of such Global Security.

         The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such notations, legends or endorsements placed thereon as may be required to comply with any law, stock exchange rule, agreements to which the Company is subject or usage.

         The Securities shall be printed, lithographed or engraved or produced by any combination of there or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      TITLE AND TERMS; DENOMINATIONS.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to (i) the aggregate liquidation amount of the Capital Securities issued by the Issuer Trust and (ii) the proceeds received by the Issuer Trust upon issuance of the Common Securities to the Company, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to the exchange of the New Subordinated Debentures for Subordinated Debentures pursuant to Section 303, 304, 312, 907 or 1107.

         The Securities' Stated Maturity shall be February 1, 2027.

         The Securities shall bear interest at a rate of 8.23% per annum, from January 29, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually (subject to deferral as set forth in Section 313 hereof), in arrears, on February 1 and August 1 of each year, commencing August 1, 1997, until the principal thereof is paid or made available for payment. Interest will compound semi-annually and will accrue at the rate of 8.23% per annum on any interest installment in arrears for more than one semi-annual period or during an extension of an interest payment period as set forth below in Section 313. In the event that any date on which interest is payable on the Securities is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         Payments of principal, premium and interest on Securities will be payable, the transfer of the Definitive Registered Securities will be registrable, and Definitive Registered Securities will be exchangeable for Securities of other denominations of a like aggregate principal amount, at the corporate trust office of the Trustee in The City of New York; provided that payments of interest on Definitive Registered Securities may be made at the option of the Company by check mailed to the address of the Persons entitled thereto and that the payment of principal with respect to any Security will be made only upon surrender of such Security to the Trustee. So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Company will maintain a paying and transfer agent in Luxembourg, which will initially be Bankers Trust Luxembourg S.A. Payments of principal of, premium and interest on and the transfer of the Securities in Luxembourg will be through the Luxembourg paying and transfer agent.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be issuable in bearer form or registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

SECTION 302.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by any of its Directors, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Directors or officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper Directors or officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 303.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 303 or Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Registered Securities. The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

         Upon surrender for registration of transfer of any Registered Security at the office or agency maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of like tenor and aggregate principal amount.

         Securities other than a Global Security may be exchanged, at the option of the Holder, for Securities of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency.

         Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 312, 907 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, to register the transfer of or to exchange Securities during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for redemption, or (ii) to issue, to register the transfer of or to exchange any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 304.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 305.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest (including Additional Amounts and Additional Sums) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid (in the case of a Bearer Security) to the bearer thereof and (in the case of a Registered Security) to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Payment of interest, if any, in respect of any Registered Security will be made by check mailed to the address of the Person entitled thereto as such person's address appearing in the Security Register. Payment of interest, if any, in respect of any Registered Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Registered Securities, and payment of interest, if any, in respect of a Global Security shall be made, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         During such time as the Issuer Trust is the holder of any Securities, the Company shall pay any Additional Amounts and Additional Sums.

         Any interest (including Additional Sums) on any Security that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, in the case of Registered Securities, forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest (including Additional Amounts and Additional Sums, if any) on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Defaulted Interest on Global Bearer Securities shall be payable to the bearer thereof at the time of payment of such Defaulted Interest by the Company.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued (including Additional Amounts and Additional Sums, if any) and unpaid, and to accrue (including Additional Amounts and Additional Sums, if any), which were carried by such other Security.

SECTION 306.      PERSONS DEEMED OWNERS.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Book-Entry Depositary for a Global Bearer Security as the absolute owner of such Bearer Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Global Bearer Security or coupon be overdue, and neither the Company or the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 305) interest (including Additional Sums, if any) on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability or monies payable on any such Registered Security.

         No holder of any beneficial interest in any Global Security held on its behalf by a Book-Entry Depositary shall have any rights under this Indenture with respect to such Global Security, and such Book-Entry Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Book-Entry Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Book-Entry Depositary as holder of any Security.

SECTION 307.      CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with a Company Order and the Trustee shall promptly deliver a certificate of disposition to the Company.

SECTION 308.      COMPUTATION OF INTEREST.

         Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 309.      GLOBAL SECURITIES.

         If the Securities are distributed to the holders of Trust Securities, Book-Entry Interests distributed in respect of Trust Securities that are held in global form by a Depositary will initially be issued as a Global Book-Entry Interest, unless such transfer cannot be effected through book-entry settlement. If the Company shall establish that the Book-Entry Interests are to be issued in the form of one or more Global Book-Entry Interests, then the Company shall execute and the Trustee shall, in accordance with Section 302 and the Company Order, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities to be issued in the form of Global Securities and not yet canceled, (ii) shall be in bearer form, and (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

         "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. Notwithstanding the provisions of Section 303, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities may not be transferred in the manner provided in Section 303 except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Every Security delivered in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for exchange or payment, and any certificate issued is Cede & Co. or such other Person as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the bearer hereof, Cede & Co., has an interest herein."

         Definitive Securities issued in exchange for all or a part of a Global Security pursuant to this Section 309 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Securities to the persons in whose names such definitive Securities are so registered.

         At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in Global Securities is exchanged for definitive Securities, redeemed, canceled or transferred to a transferee who receives definitive Securities therefor or any definitive Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Trustee to reflect such reduction or increase.

         The Company and the Trustee may for all purposes, including the making of payments due on the Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Book-Entry Interest shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel Bank; provided, that no such agreement shall give any rights to any person against the Company or the Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Securities in excess of those held in the name of the Depositary or its nominee.

         If at any time the Depositary for any Securities represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under this Section 309, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election that such Securities be represented by one or more Global Securities shall no longer be effective and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, will authenticate and deliver Securities in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

         The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall execute, and the Trustee upon receipt of a Company Order or an Officers' Certificate for the authentication and delivery of definitive Securities, shall authenticate and deliver, Securities in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

         Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 310(a)), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         Interests of beneficial owners in a Global Security may be transferred or exchanged for definitive Securities and definitive Securities may be transferred or exchange for Global Securities in accordance with rules of the Depositary and the provisions of Section 311.

         Any Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradeable on the PORTAL Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

SECTION 310.  Restrictive Legend.

         (a) Each Global Security and definitive Security that constitutes a restricted Security shall bear the following legend (the "Restricted Securities Legend") on the face thereof until three years after the later of the date of original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor thereto) (the "Resale Restriction Termination Date"), unless otherwise agreed by the Company and the Holder thereof:

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SOUTHERN INVESTMENTS UK PLC (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SUBORDINATED DEBENTURE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D),(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         Any Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of Section 310(b) and surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 310, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 310(a).

         (b) Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Company and the Trustee to the effect that such security will no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form, the Security Registrar shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in Section 310(a), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such Security shall no longer be subject to the restrictions contained in the legend set forth in Section 310(a) (but still subject to the other provisions hereof). In addition, any Security (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 310(a) have expired by their terms may, upon surrender thereof (in accordance with the terms of this Indenture) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Trustee and in a form acceptable to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Company and the Trustee as either of them may reasonably require, be exchanged for a new Security or Securities of like tenor and aggregate principal amount, which shall not bear the restrictive legends set forth in Section 310(a).

SECTION 311. Special Transfer Provisions.

         Any transfer of a beneficial interest in a Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Security or Securities registered in the name of the transferee (or its nominee) on the books maintained by the Trustee. With respect to any such transfer, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Security in global form to be reduced and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be) a Security or Securities in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture. In connection with any such transfer, the Trustee may request such representations and agreements relating to the restrictions on transfer of such Security or Securities from such transferee (or such transferee's nominee) as the Trustee may reasonably require.

         So long as the Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Security or Securities being so transferred, together with a certification from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the Restricted Global Book-Entry Interest to reflect an increase in the aggregate principal amount of the Securities represented by the Restricted Global Book-Entry Interest, the Trustee shall cancel such definitive Security or Securities and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Securities represented by the Restricted Global Book-Entry Interest to be increased accordingly.

         So long as the Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Security in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Security or Securities being so transferred, together with a certification from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the Regulation S Global Book-Entry Interest to reflect an increase in the aggregate principal amount of the Securities represented by the Regulation S Global Book-Entry Interest, the Trustee shall cancel such definitive Security or Securities and cause the aggregate principal amount of Securities represented by the Regulation S Global Book-Entry Interest to be increased accordingly.

         If a holder of a beneficial interest in the Restricted Global Book-Entry Interest wishes at any time to exchange its interest in the Restricted Global Book-Entry Interest for an interest in the Regulation S Global Book-Entry Interest, or to transfer its interest in the Restricted Global Book-Entry Interest to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Book-Entry Interest, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Book-Entry Interest. Upon receipt by the Trustee, as transfer agent, of (1) instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Book-Entry Interest, directing the Trustee (via DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Book-Entry Interest in an amount equal to the beneficial interest in the Restricted Global Book-Entry Interest to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel Bank account to be credited with such increase and the name of such account, and (3) a certificate given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Book-Entry Interest by the aggregate principal amount of the beneficial interest in such Restricted Global Book-Entry Interest to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Book-Entry Interest by the aggregate principal amount of the beneficial interest in such Restricted Global Book-Entry Interest to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel Bank or another agent member of Euroclear or Cedel Bank, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Book-Entry Interest equal to the reduction in the principal amount of such Restricted Global Book-Entry Interest.

         If a holder of a beneficial interest in the Regulation S Global Book-Entry Interest wishes at any time to exchange its interest in the Regulation S Global Book-Entry Interest for an interest in the Restricted Global Book-Entry Interest, or to transfer its interest in the Regulation S Global Book-Entry Interest to a person who wishes to take delivery thereof in the form of an interest in the Restricted Global Book-Entry Interest, such holder may, subject to the rules and procedures of Euroclear or Cedel Bank and the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Restricted Global Book-Entry Interest. Upon receipt by the Trustee, as transfer agent of (1) instructions given in accordance with the procedures of Euroclear or Cedel Bank and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Book-Entry Interest directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Book-Entry Interest in an amount equal to the beneficial interest in the Regulation S Global Book-Entry Interest to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel Bank and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Book-Entry Interest reasonably believes that the person acquiring such interest in the Restricted Global Book-Entry Interest is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Book-Entry Interest by the aggregate principal amount of the beneficial interest in such Regulation S Global Book-Entry Interest to be exchanged or transferred, and the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Restricted Global Book-Entry Interest by the aggregate principal amount of the beneficial interest in the Regulation S Global Book-Entry Interest to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Book-Entry Interest equal to the reduction in the principal amount of the Regulation S Global Book-Entry Interest. After the expiration of the Restricted Period (as defined below), the certification requirement set forth in clause (3) of the second sentence of the above paragraph will no longer apply to such exchanges and transfers.

         Any beneficial interest in one of the Global Book-Entry Interests that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

         Prior to or on the 40th day after the later of the commencement of the offering of the Capital Securities and the Closing Date (the "Restricted Period"), beneficial interests in a Regulation S Global Book-Entry Interest may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear or Cedel Bank or another agent member of Euroclear and Cedel Bank acting for and on behalf of them, unless delivery is made through the Restricted Global Book-Entry Interest in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Book-Entry Interest, if any, may be exchanged for interests in the Restricted Global Book-Entry Interest or for definitive Securities only in accordance with the certification requirements described above.

SECTION 312. TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 313. DEFERRALS OF INTEREST PAYMENT DATES.

         So long as the Company shall not be in default in the payment of interest on the Securities, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer the payment of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (each, an "Extension Period"), during which Extension Periods no interest shall be due and payable; provided that no Extension Period may extend beyond the Maturity. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Sums thereon, if any, at the rate specified for the Securities to the extent permitted by applicable law); provided that during any such Extension Period, the Company (i) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock except for dividends, payments or distributions payable in shares of its capital stock, reclassifications of its capital stock and conversions or exchanges of capital stock of one class or series into capital stock of another class or series and except for a redemption, purchase or other acquisition of shares of its capital stock made for the purpose of an employee incentive plan or benefit plan or other similar arrangement of the Company or any of its subsidiaries, (ii) shall not make any payment of interest, principal of or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Securities (except by conversion into or exchange for shares of its capital stock), and (iii) shall not make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest (including interest on such interest) and any Additional Sums then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. The Company may also pay on any Interest Payment Date all or any portion of the interest accrued during an Extension Period. No interest or Additional Amounts and Additional Sums shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Amounts and Additional Sums as and to the extent as may be specified as contemplated by Sections 305 and 1104.

SECTION 314. NOTICE OF EXTENSION.

         (a) If the Issuer Trust is the only registered holder of the Securities at the time the Company selects an Extension Period, the Company shall give written notice to the Issuer Trust and the Trustee of its selection of such Extension Period at least one (1) Business Day before the earlier of (i) the next succeeding date on which distributions on the Trust Securities issued by the Issuer Trust are payable or (ii) the date the Company is required to give notice to the holders of the Capital Securities issued by the Issuer Trust of the record date or the date such distribution is payable.

         (b) If the Institutional Trustee is not the only holder of the Securities at the time the Company selects an Extension Period, the Company shall give the holders of the Securities and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice to holder of the Securities of the record or payment date of such interest payment.

SECTION 315. CUSIP NUMBERS.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to Holders; provided that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE


                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments of any principal, premium or interest in respect thereof and any right to receive any Additional Amounts as provided in Section 1004 or Additional Sums as provided for in Section 305), and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 304 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                    (B) all such  Securities  not  theretofore  delivered to the
               Trustee for cancellation

                         (i) have become due and payable, or

                         (ii) will become due and payable at their Stated Maturity within one year, or

                         (iii) are to be called for  redemption  within one year
                    under arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                         (iv) are deemed paid and discharged pursuant to Section
                    403, as applicable.

         and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of U.S. Government Obligations (denominated in the same currency or units of currency in which such Securities are payable) which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date made available for payment (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) The Company has delivered to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401 or if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money

                  (a) Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 403 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 403, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for whose payment such money has been deposited with or received by the Trustee or to make payments as provided by Sections 401 or 403.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Sections 401 or 403 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Sections 401 or 403 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money was deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

                  (d) Any monies paid by the Company to the Trustee or any Paying Agent, or held by the Company in trust, for the payment of the principal, premium of or any interest or Additional Amounts on any Securities and remaining unclaimed at the end of two years after such principal, interest or Additional Amounts or Additional Sums become due and payable will be repaid to the Company, or released from the trust, upon its written request, and upon such repayment or release all liability of the Company, the Trustee and such Paying Agent with respect thereto will cease.

SECTION 403.  Satisfaction, Discharge and Defeasance of Securities of any Series

                  The Company, at its option, (a) will be discharged from any and all obligations in respect of the Securities (except in each case for the obligations to register the transfer or exchange of the Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust); or (b)will be released from its obligations with respect to the Securities (except for the obligations set forth in the preceding clause
(a) and except for the obligations to pay the principal of, premium, if any, and any interest on the Securities, to compensate and indemnify the Trustee and appoint a successor Trustee, provided that the following conditions shall have been satisfied:

                  (1) The Company has deposited or caused to be irrevocably deposited (except as provided in Section [607], [402(c)] and the last paragraph of Section [1003]) with the Trustee (specifying that each deposit is pursuant to this Section 403) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay and discharge the principal and interest on the outstanding Securities on the dates such payments are due in accordance with the terms of the Securities (or if the Company has designated a redemption date pursuant to the final sentence of this paragraph, to and including the redemption date so designated by the Company), and no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit. To exercise any such option, the Company is required to deliver to the Trustee (x) an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge of certain obligations, which in the case of (a) must be based on a change in law or a ruling by the U.S. Internal Revenue Service and (y) an Officers' Certificate as to compliance with all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Securities. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the outstanding Securities to and including a Redemption Date on which all of the outstanding Securities are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 15 nor more than 30 days prior to such Redemption Date in accordance with this Indenture.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      EVENTS OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or occasioned by the operation of Article Thirteen):

                  (1) default in the payment of any interest upon the Securities when it becomes due and payable, and continuance of such default for a period of thirty (30) days (subject to the deferral of any due date in the case of an Extension Period); provided, however, that no such default shall be deemed to exist if, on or prior to the date on which such interest became due, the Company shall have made a payment sufficient to pay such interest pursuant to the Guarantee, and shall have delivered a notice to the Trustee to that effect; or

                  (2) default in the payment of the principal of, (or premium, if any) on the Securities at Maturity; provided, however, that no such default in the payment of principal (or premium, if any) shall be deemed to exist if, on or prior to the date such principal (and premium, if any) became due, the Company shall have made a payment sufficient to pay such principal (and premium, if any) pursuant to the Guarantee, and shall have delivered a notice to the Trustee to that effect; or

                  (3) material default in the performance or material breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such material default or material breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) if this event shall be made to constitute an Event of Default with respect to the Securities, a default in the payment of the principal of any bond, debenture, note or other evidence of indebtedness, in each case for money borrowed by the Company or any Significant Subsidiary, or in the payment of principal under any mortgage, indenture (including this Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary, which default for payment of principal is in an aggregate principal amount exceeding $50,000,000 (or its equivalent in any other currency or currencies) when such indebtedness becomes due and payable (whether at maturity, upon redemption or acceleration or otherwise), if such default shall continue unremedied or unwaived for more than 30 Business Days and the time for payment of such amount has not been expressly extended; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; and provided, further, that if such default under such indenture or instrument shall be remedied or cured by the Company or such Significant Subsidiary or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been remedied, cured or waived without further action upon the part of the Trustee or any of the Holders; or

                  (5) The failure of the Company or a Significant Subsidiary generally to pay its debts as they become due, or the admission in writing of its inability to pay its debts generally, or the making of a general assignment for the benefit of its creditors, or the institution of any proceeding by or against the Company or a Significant Subsidiary (other than any such proceeding brought against the Company or a Significant Subsidiary that is dismissed within 180 days from the commencement thereof) seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition (in each case, other than a solvent liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition) of it or its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors, or seeking the entry of an order for relief or appointment of an administrator, receiver, trustee, intervenor or other similar official for it or for any substantial part of its property, or the taking of any action by the Company or a Significant Subsidiary to authorize any of the actions set forth in this subparagraph (5);

SECTION 502.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, if all Events of Default, other than the non-payment of the principal of Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

then such declaration of acceleration and its consequences shall be automatically annulled and rescinded. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if an Event of Default occurs under Section 501(1), (2), (3) or (4) with respect to any Securities the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (including Additional Sums, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest (including Additional Sums, if any), at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.      TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607) and of the Holders of Securities allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

SECTION 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    First:  To the payment of all amounts due the Trustee  under
               Section 607; and

                    Second:  Subject to Article Thirteen,  to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (including Additional Additional Sums, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest (including Additional Sums, if any), respectively; and

                    Third:  The  balance,  if  any,  to the  Person  or  Persons entitled thereto.

SECTION 507.      LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder (except actions for payment of overdue principal or interest, provided that a declaration of a valid Extension Period by the Company shall not constitute a failure to pay interest for this purpose), unless:

                    (1) such Holder has  previously  given written notice to the
               Trustee of a continuing Event of Default;

                    (2) the Holders of not less than 25% in principal  amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such  Holder or  Holders  have  offered  to the  Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction  inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST.

         Notwithstanding any other provision in this Indenture but subject to Article Thirteen and Section 507, the Holder of any Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) interest (including any Additional Sums) on such Security on the due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. If an Event of Default constituting a failure to pay interest or principal on the Securities on the date such interest or principal is otherwise payable has occurred and is continuing, then a registered holder of Capital Securities may institute a legal proceeding directly against the Company, without first instituting a legal proceeding directly against or requesting or directing that action be taken by the Institutional Trustee of the Issuer Trust or any other Person, for enforcement of payment to such registered holder of principal of or interest on Securities having a principal amount equal to the aggregate stated liquidation amount of the Capital Securities of such registered holder on or after the due dates therefor specified or provided for in the Securities.

SECTION 509.      RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 304, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities.

SECTION 512.      CONTROL BY HOLDERS OF SECURITIES.

         The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.      WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any past default hereunder and its consequences, except a default

                    (1) in the payment of the principal of (or premium,  if any)
               or interest (including Additional Sums) on any Security, or

                    (2) in respect of a covenant or provision hereof which under
               Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of (or premium, if any) or interest (including Additional Sums) on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.      WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      CERTAIN DUTIES AND RESPONSIBILITIES.

         (a)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties with respect to the Securities and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.      NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default, the Trustee shall transmit in the manner provided for in Section 105, to all Holders of Securities entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, notice of all defaults hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including Additional Sums) on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities; and provided, further, that in the case of any default of the character specified in Section 501(5) with respect to Securities, no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.      CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and a resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Trust Securities and shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of a Trust Security to establish that such Person is such a holder. The Trustee may conclusively rely on an Officers' Certificate as evidence that the holders of the necessary percentage of liquidation preference of Trust Securities have taken any action contemplated hereunder and shall have no duty to investigate the truth or accuracy of any statement contained therein.

SECTION 605.      MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.      MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.      COMPENSATION AND REIMBURSEMENT.

         The Company agrees

               (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing;

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

               (3) to indemnify the Trustee, its officers, directors and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Obligations under this section 607(3) will survive the satisfaction and discharge of this Indenture pursuant to Section 401 hereof.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

SECTION 608.      DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article and otherwise permitted by the Trust Indenture Act to act as Trustee under an Indenture qualified under the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in accordance with
Section 105.

SECTION 611.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b)(4) and
(6) of the Trust Indenture Act.

         (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 614.      APPOINTMENT OF AUTHENTICATING AGENT.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents that shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 304, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         The provisions of Sections 306, 604 and 605 shall be applicable to each Authenticating Agent.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                                Bankers Trust Company
                                                     As Trustee

                                           By
                                               As Authenticating Agent

                                           By
                                                Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee with respect to the Registered Securities

                  (a) semi-annually, not later than 15 days after such Regular Record Date, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding May 15 or November 15, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of the most recent Regular Record Date;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall comply with the obligations imposed on it pursuant to
Section 312 of the Trust Indenture Act.

     (b) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703.      REPORTS BY TRUSTEE.

     (a) Within 60 days after May 15 of each year commencing with May 15, 1997, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

     (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

     (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

SECTION 704.      REPORTS BY COMPANY.

         The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission; and

               (4) notify the Trustee when and as the Securities become admitted to trading on any national securities exchange.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         Nothing contained in this Indenture or in the Securities will prevent any consolidation of the Company with, or merger of the Company with or into, any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers to which the Company or its successor will be a party, or will prevent any sale, lease or conveyance of the property of the Company, as an entirety or substantially as an entirety; provided that upon any such consolidation, merger, sale, lease or conveyance to which the Company is a party and in which the Company is not the surviving corporation, the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed or observed by the Company and the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities, according to their tenor, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property. In addition, the Company may assign and delegate all of its rights and obligations under this Indenture, the Securities, any supplemental indenture relating to the Securities, the Deposit Agreement and all other documents, agreements and instruments related thereto to any Person that owns all of the ordinary shares of the Company or to any Person that owns all of the ordinary shares of a Person that owns all of the ordinary shares of the Company, and upon any such Person assuming such rights and obligations the Company shall be automatically released from such obligations, provided that immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing.

         In the event that any such successor entity is organized under the laws of a country located outside of the United Kingdom and withholding or deduction is required by law for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within such country in which the successor entity is organized or by or within any political subdivision thereof or any authority therein or thereof having power to tax, the successor entity shall pay to the relevant Holder of the Global Securities or to the relevant Holders of the Definitive Registered Securities, as the case may be, such additional amounts, under the same circumstances and subject to the same limitations as are specified for "United Kingdom Taxes," as is set forth under Section 1004 herein, but substituting for the United Kingdom in each place the name of the country under the laws of which such successor entity is organized. In addition such successor entity shall be entitled to effect optional tax redemptions under the same circumstances and subject to the same limitations as are set forth under
Section 1101 herein, but substituting for the United Kingdom in each place the name of the country under the laws of which such successor entity is organized.

SECTION 802.      SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation by the Company with or merger by the Company into any corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

               (3) to add any additional Events of Default; or

               (4) to add to or change any of the provisions of this Indenture, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Securities or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders in any material respect; or

               (5) to secure the Securities; or

               (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

               (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make provisions with respect to matters or questions arising under this indenture, provided such action shall not adversely affect the interests of the Holders or holders of outstanding Trust Securities in any material respect; or

               (8) subject to Section 903(a), to make any change in Article Thirteen that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article; or

               (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

SECTION 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) extend the Stated Maturity of the principal of, or any installment of principal of, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon (except that a declaration of a valid extension by the Company shall not constitute an extension of time of payment of interest for this purpose) or reduce any amount payable upon the redemption thereof, or change the currency in which the principal thereof, premium, if any, or any interest thereon is payable, or impair the right to institute suit for the enforcement of any payment on any Security when due, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 902, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                  (4) modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to such Holder.

SECTION 903.               GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE.

         (a) A supplemental indenture entered into pursuant to Section 901 or
Section 902 may not make any change that adversely affects the rights under Article Thirteen of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

         (b) It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or action shall approve the substance thereof.

SECTION 904.      EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 905.      EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 906.      CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 907.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.     PAYMENT OF PRINCIPAL AND INTEREST.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest, including Additional Sums (subject to the right of the Company to extend an interest payment period), on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.     MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain (i) in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and if definitive Registered Securities have been issued, an office or agency of a Transfer Agent where Securities may be surrendered for registration of transfer or exchange, and (ii) an office or agency of a Paying Agent where the Securities may be paid in Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange so require. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series pursuant to Section 1001 may be presented at the place specified for the purpose pursuant to Section 301, and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.     MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company or one of its Affiliates shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest (including Additional Sums, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Sums, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest (including Additional Sums,, if any) on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Amounts and Additional Sums, if any) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including Additional Sums, if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Sums, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of (and premium, if any) or interest (including Additional Sums, if any) on the Securities; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (including Additional Sums, if any) on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest (including Additional Sums, if any) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in New York City and Luxembourg notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.     ADDITIONAL AMOUNTS.

         All payments of principal, premium, if any, and interest in respect of the Securities shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the UK or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("UK Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction the Company shall pay to the relevant Holder of Securities such additional amounts ("Additional Amounts") as will result in the payment to each such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

         (a) to, or to a Person on behalf of, a Holder who is liable for such UK Taxes in respect of the Security by reason of such Holder having some connection with the UK (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the UK) other than the mere holding of a Security or the receipt of principal, premium, if any, and interest in respect thereof;

         (b) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) for payment more than 30 days after the Relevant Date(as defined below) except to the extent that such Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of such period of 30 days;

     (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in the United Kingdom;

     (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

         (e) to, or to a Person on behalf of, a Holder of a Definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that Definitive Registered Securities be so issued.

         Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of the clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

SECTION 1005.     CORPORATE EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.     LIMITATIONS ON DIVIDEND AND CERTAIN OTHER PAYMENTS.

         The Company covenants that it will not (a) declare or pay any dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its capital stock except for dividends, payments or distributions payable in shares of its capital stock and conversions or exchanges of capital stock, reclassifications of its capital stock of one class or series for capital stock of another class or series and except for a redemption, purchase or other acquisition of shares of its capital stock made for the purpose of an employee incentive plan or benefit plan or similar arrangement of the Company or any of its subsidiaries or (b) make any payment of interest, principal of or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Securities (except by conversion into or exchange for shares of its capital stock) or (c) make any guarantee payment with respect to the foregoing, if at such time (i) the Company shall be in default with respect to its guarantee payments or other payment obligations under the Capital Securities Guarantee,
(ii) there shall have occurred and be continuing any Event of Default, or (iii) the Company shall have given notice of its selection of an Extension Period as provided in this Indenture and such period, or any extension thereof, is continuing.

SECTION 1007.     STATEMENT AS TO COMPLIANCE.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1007, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         (b) The Company shall deliver to the Trustee, no later than the Business Day on which the event occurs, written notice of the liquidation, dissolution or winding-up of the Issuer Trust if such liquidation, dissolution or winding-up would occur earlier than the Stated Maturity of the Securities.

         (c) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 501.

SECTION 1008.     WAIVER OF CERTAIN COVENANTS.

         Except as otherwise specified in Section 301 for Securities, the Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 and 1006 if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1009.     COVENANTS REGARDING TRUST.

         For so long as the Capital Securities remain outstanding, the Company covenants (i) not to cause or permit the Common Securities to be transferred except to the extent permitted by the Declaration of Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) to comply fully with all of its obligations and agreements contained in the Declaration of Trust and (iii) not to take any action which would cause the Trust to be treated as a grantor trust for United States federal income tax purposes except in connection with a distribution of the Securities.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.     OPTIONAL REDEMPTION; CONDITIONS TO OPTIONAL REDEMPTION.

         (a) At any time after February 1, 2007, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at the applicable Redemption Price plus any accrued but unpaid interest to the Redemption Date.

         (b) If a Special Event has occurred and is continuing, the Company shall have the right prior to February 1, 2007, upon not less than 15 nor more than 60 days written notice to the Holders and the Trustee, to redeem the Securities, in whole (but not in part),upon the occurrence and continuance of such Special Event at the applicable Redemption Price.

         (c) If the Company has become obligated to pay Additional Amounts as described under Section 1004, then, the Company shall have the right, upon not less than 15 nor more than 60 days written notice to the Holders and the Trustee, to redeem the Securities, in whole (but not in part), at the applicable Redemption Price plus any accrued but unpaid interest to the Redemption Date.

         (d) (1) "Redemption Price" in a case of a redemption pursuant to paragraph (a) means the amount equal to the percentages specified below of the principal amount of the Security to be redeemed, plus any accrued and unpaid interest, to the Redemption Date, including interest accrued during any Extension Periods if redeemed during the 12-month period beginning February 1 of the years indicated below:

        Year                                        Percentage
        ----                                        ----------
        2007                                        104.115%
        2008                                        103.704
        2009                                        103.292
        2010                                        102.881
        2011                                        102.469
        2012                                        102.058
        2013                                        101.646
        2014                                        101.235
        2015                                        100.823
        2016                                        100.412
        2017 and thereafter                         100.000

                  (2) "Redemption Price" in a case of a redemption pursuant to paragraph (b) means the greater of (A) the amount equal to 100% of the principal amount of the Securities being redeemed or (B) the amount equal to the sum of the present values of the remaining scheduled payments of principal and premium of and interest on the Securities being redeemed through February 1, 2007 discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 110 basis points, in the case of such a redemption before February 1, 1998 and the Treasury Yield plus 50 basis points, in the case of such a redemption on or after February 1, 1998 but prior to February 1, 2007, plus, for (A) or (B) above, whichever is applicable, accrued interest on the Securities to the Redemption Date, including interest accrued during any Extension Period.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term through February 1, 2007 of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term through February 1, 2007 of the Securities.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such redemption date, as set forth in the most recent weekly statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

                  (3) "Redemption Price" in a case of a redemption pursuant to paragraph (c) means a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date, if (a) the Company satisfies the Trustee that it has or will become obligated to pay Additional Amounts on the Securities, as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after January 23, 1997, or (y) the issuance of definitive Registered Securities as the result of DTC having notified the Company and the Book-Entry Depositary that it is unable or unwilling to continue to hold the Book-Entry Interest or at any time ceasing to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor not being appointed by the Company within 120 days or the Book-Entry Depositary notifying the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to the Securities and a successor Book-Entry Depositary not being appointed being within 120 days or there having occurred and being continuing an Event of Default with respect to the Securities and the Holder, in such circumstances, having requested in writing a definitive Registered Security, and
(b) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts, were a payment in respect of the Securities then due. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Company shall deliver to the Trustee an Officers' Certificate stating that the obligation to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it, and the Trustee shall accept such certificate as sufficient evidence of such condition, in which event such certificate shall be conclusive and binding on the Holders of the Securities.

SECTION 1102.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 20 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the related Institutional Trustee), notify the Trustee and the related Institutional Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 25 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the related Institutional Trustee), notify the Trustee and the related Institutional Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.     SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If the Securities are registered in the name of only one Holder, any partial redemptions shall be pro rata. If the Securities are held in definitive form by more than one Holder and if less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot or other such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for the Securities or any integral multiple thereof) of the principal amount of Securities of a denomination larger than the minimum authorized denomination for Securities.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.     NOTICE OF REDEMPTION.

         Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date.

         All notices of redemption shall state:

                    (1) the Redemption Date,

                    (2) the Redemption Price,

                    (3) if less than all the  Outstanding  Securities  are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                    (4) that on the Redemption  Date the  Redemption  Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

                    (5) the  place or places  where  such  Securities  are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.     DEPOSIT OF REDEMPTION PRICE.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or its Affiliate is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and accrued interest, if any, on all the Securities which are to be redeemed on that date.

SECTION 1106.              SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued interest (including any Additional Amounts and Additional Sums) thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, and any Additional Amounts and Additional Sums to the Redemption Date; provided, however, that, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 305.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.     SECURITIES REDEEMED IN PART.

         Any Security including any Global Security that is to be redeemed only in part shall be surrendered at an office or agency of the Company therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided that if a Global Security is so surrendered, the new Global Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

SECTION 1108.     APPLICABILITY OF ARTICLE.

         Securities which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and in accordance with this Article.





                                 ARTICLE TWELVE

                                  SUBORDINATION

SECTION 1201.     SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of, premium, if any, and interest (including Additional Amounts and Additional Sums) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness.

SECTION 1202.     PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC.

         Upon any payment or distribution of assets of the Company to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshalling of assets or liabilities or any bankruptcy, insolvency or similar proceedings of the Company (each such event, if any, referred to as a "Proceeding"), the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or to become due on or in respect of all Senior Indebtedness (including any interest accruing thereon after the commencement of any such Proceeding, whether or not allowed as a claim against the Company in such Proceeding), before the Holders of the Securities are entitled to receive any payment or distribution (excluding any payment described in Section 1209) on account of the principal of, premium, if any, or interest (including Additional Amounts and Additional Sums, if any) on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Payment").

         In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Company with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of all Allocable Amounts due in respect of such Senior Indebtedness (including any amounts due upon acceleration).

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article, "assets of the Company" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness that may at the time be outstanding, provided, however, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1202 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in
Section 1203 or in this Section 1202 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1203.     NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

         No payment of any principal, including redemption payments, if any, premium, if any, or interest on (including Additional Amounts and Additional
Sums) the Securities shall be made if

               (i) any Senior Indebtedness is not paid when due whether at the stated maturity of any such payment or by call for redemption and any applicable grace period with respect to such default has ended, with such default remaining uncured and such default has not been waived or otherwise ceased to exist;

               (ii) the maturity of any Senior Indebtedness has been accelerated because of a default; or

               (iii) notice has been given of the exercise of an option to require repayment, mandatory payment or prepayment or otherwise.

         In the event that, notwithstanding the foregoing, the Company shall make any Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then in such event such Payment shall be held in trust and paid over and delivered forthwith to the holders of the Senior Indebtedness.

     The provisions of this Section shall not apply to any Payment with respect to which Section 1202 hereof would be applicable.

SECTION 1204.     PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 1202 hereof or under the conditions described in Section 1203 hereof, from making Payments. Nothing in this Article shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities upon the occurrence of an Event of Default, but, in that event, no payment may be made in violation of the provisions of this Article with respect to the Securities. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness (or their representatives) of such acceleration.

SECTION 1205.     SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

         The rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest (including Additional Sums) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1206.     PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of, premium, if any, and interest (including Additional Sums) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder or, under the conditions specified in Section 1203, to prevent any payment prohibited by such Section or enforce their rights pursuant to the penultimate paragraph in Section 1203.

SECTION 1207.     TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

SECTION 1208.     NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or any failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; or (vi) apply any sums received by them to Senior Indebtedness.

SECTION 1209.     TRUST MONEYS NOT SUBORDINATED.

         Notwithstanding anything contained herein to the contrary, payments from money held in trust by the Trustee under Article Four for the payment of the principal of, premium, if any, and interest (including Additional Sums) on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article and no Holder of such Securities nor the Trustee shall be obligated to pay over such amount to the Company, any holder of Senior Indebtedness (or a designated representative of such holder) or any other creditor of the Company.

SECTION 1210.     NOTICE TO THE TRUSTEE.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1210 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Section 601, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1211.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

SECTION 1212.     TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

         Subject to the provisions of Section 601, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1213. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION
              OF TRUSTEE'S RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

SECTION 1214.     ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee (or the Company or an Affiliate of the Company) shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

SECTION 1215. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON SUBORDINATION
              PROVISIONS.
         Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or to continue to hold, such Senior Indebtedness.


                                ARTICLE THIRTEEN

                            SECURITYHOLDERS' MEETINGS

SECTION 1301.  PURPOSES OF MEETINGS.

         A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article Thirteen for any of the following purposes:

               (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

               (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

               (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

               (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

SECTION 1302.  CALL OF MEETINGS BY TRUSTEE.

         The Trustee may at any time call a meeting of Holders to take any action specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

SECTION 1303.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

         In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 1301, by mailing notice thereof as provided in
Section 1302.

SECTION 1304.  QUALIFICATIONS FOR VOTING.

         To be entitled to vote at any meeting of Holders a person shall (a) be a holder of one or more Securities or (b) a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1305.  REGULATIONS.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1303, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 1304, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 1302 or 1303 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 1306.  VOTING.

         The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1302. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. The holders of the Capital Securities shall vote for all purposes as a single class.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 1401.     NO RECOURSE AGAINST OTHERS.

         An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 1402.     SET-OFF.

         Notwithstanding anything to the contrary in this Indenture or in any Security, prior to the dissolution of the Issuer Trust, the Company shall have the right to set-off and apply against any payment it is otherwise required to make hereunder or thereunder with respect to the principal of or interest (including any Additional Amounts and Additional Sums) on the Securities with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment with respect to the Trust Securities under the Guarantee. Contemporaneously with, or as promptly as practicable after, any such payment under such Guarantee, the Company shall deliver to the Trustee an Officers' Certificate (upon which the Trustee shall be entitled to rely conclusively without any requirement to investigate the facts contained therein) to the effect that such payment has been made and that, as a result of such payment, the corresponding payment under the Securities has been set-off in accordance with this Section 1402.

SECTION 1403.     ASSIGNMENT; BINDING EFFECT.

         The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent, and Authenticating Agent and, to the extent specifically set forth herein, the holders of Senior Indebtedness and their respective successors and assigns. The provisions of clause (2) of Section 508 and Section 1006 are for the benefit of the holders of the Trust Securities referred to therein and, prior to the dissolution of the Issuer Trust, may be enforced by such holders. A holder of a Trust Security shall not have the right, as such a holder, to enforce any other provision of this Indenture.

SECTION 1404.     ADDITIONAL AMOUNTS AND ADDITIONAL SUMS.

         Whenever there is mentioned in this Indenture, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts and Additional Sums provided for by the terms of the Securities to the extent that, in such context, Additional Amounts and Additional Sums is, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts and Additional Sums in any provisions hereof shall not be construed as excluding Additional Amounts and Additional Sums in those provisions hereof where such express mention is not made.


                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

SECTION  1501. Consent to Jurisdiction; Appointment of Agent to Accept Service
               of Process

                  (a) The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Securities may be brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and, until amounts due and to become due in respect of the Securities have been paid, hereby irrevocably consents and submits to the nonexclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues.

                  (b) The Company has irrevocably designated, appointed, and empowered CT Corporation System, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any action, suit or proceeding brought against the Company in any United States or State court. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Company agrees to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this Section 1501 satisfactory to the Trustee. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any action, suit or proceeding against the Company by serving a copy thereof upon the relevant agent for service of process referred to in this Section 1501 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company at its address specified in or designated pursuant to this Indenture. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Holders of the Securities and the Trustee, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder to the holder of any Security from U.S. dollars into another currency, the Company has agreed, and each holder by holding such Security will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such Holder could purchase U.S. dollars with such other currency in The City of New York on the Business Day preceding the day on which final judgment is given.

                  The obligation of the Company in respect of any sum payable by it to the holder of a Security shall, notwithstanding any judgment in a currency (the "judgment currency") other than U.S. dollars, be discharged only to the extent that on the Business Day following receipt by the Holder of such security of any sum, adjudged to be so due in the judgment currency, the Holder of such Security may in accordance with normal banking procedures purchase U.S. dollars with the judgment currency; if the amount of U.S. dollars so purchased is less than the sum originally due to the holder of such Security in the judgment currency (determined in the manner set forth in the preceding paragraph), the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder of such Security against such loss, and if the amount of the U.S. dollars so purchased exceeds the sum originally due to the Holder of such Security, such Holder agrees to remit to the Company such excess, provided that such Holder shall have no obligation to remit any such excess as long as the Company shall have failed to pay such Holder any obligations due and payable under such Security, in which case such excess may be applied to such obligations of the Company under such Security in accordance with the terms thereof.

SECTION  1502     Counterparts

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                     SOUTHERN INVESTMENTS UK plc


                                     By       ________________________
                                              ========================

Attest:








                                     BANKERS TRUST COMPANY,
                                     Trustee, Principal Paying
                                     Agent Registrar and
                                     Transfer Agent


                                     By       ________________________
                                              ========================
Attest:




                                     BANKERS TRUST LUXEMBOURG S.A.,
                                     Paying Agent and Transfer
                                     Agent


                                     By       ________________________
                                              ========================

STATE OF _______           )
                           )        SS.:
COUNTY OF _______          )

         On the ____ day of ________, 1997, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is _______________________________ of SOUTHERN INVESTMENTS UK plc, one of the corporations described herein and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                     Notary Public
[SEAL]
                             My Commission Expires:


STATE OF NEW YORK          )
                           )        SS.:
CITY OF NEW YORK           )

         On the ____ day of ________, 1997, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he is ___________________ of BANKERS TRUST COMPANY, one of the corporations described herein and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                     Notary Public
[SEAL]
                             My Commission Expires:

                                  Exhibit A

                   EXCHANGE SUBORDINATED DEBENTURE CERTIFICATE

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made except in limited circumstances.

                  Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary, to the issuer or its agent for exchange or payment, and any definitive Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the bearer hereof, the Book-Entry Depositary, has an interest herein.




                           SOUTHERN INVESTMENTS UK plc
                 8.23% Exchange Subordinated Debenture Due 2027

No. ______                                                         $84,537,000
                                                           CUSIP No. _________

                  SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of 84,537,000 on February 1, 2027 ("Maturity Date"), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from January 29, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 1 and August 1 of each year, commencing August 1, 1997, at the rate of 8.23% per annum, until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of actual number of days elapsed in such a 30-day month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Bristol, England are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Institutional Trustee under the Declaration, is closed for business.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. In addition, the Company will, so long as Subordinated Debentures are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange so require, maintain a Paying Agent in Luxembourg.

                  All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of premium, if any) in respect thereof;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

     (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom;

     (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

                  (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest (as defined in the Indenture) following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the bearer on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

                  References to principal, interest, or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

                  So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each Holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

                  This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated:  __________, 1997

                                                     SOUTHERN INVESTMENTS UK plc


                                                     By:
                                                              Name:
                                                              Title:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.

Dated

BANKERS TRUST COMPANY,
as Trustee


By
  Authorized Officer




                                    Exhibit A

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made except in limited circumstances.

                  Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary, to the issuer or its agent for exchange or payment, and any definitive Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the bearer hereof, the Book-Entry Depositary, has an interest herein.

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SUBORDINATED DEBENTURE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                           SOUTHERN INVESTMENTS UK plc
                      8.23% Subordinated Debenture Due 2027

No. 0001                                                           $84,537,000
                                                          CUSIP No. 843234 AC 9

                  SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of 84,537,000 on February 1, 2027 ("Maturity Date"), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from January 29, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 1 and August 1 of each year, commencing August 1, 1997, at the rate of 8.23% per annum, until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of actual number of days elapsed in such a 30-day month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Bristol, England are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Institutional Trustee under the Declaration, is closed for business.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. In addition, the Company will, so long as Subordinated Debentures are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange so require, maintain a Paying Agent in Luxembourg.

                  All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of premium, if any) in respect thereof;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

     (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom;

     (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

                  (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest (as defined in the Indenture) following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the bearer on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

                  References to principal, interest, or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

                  So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each Holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

                  This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated:  January 29, 1997

                                                     SOUTHERN INVESTMENTS UK plc


                                                     By:
                                                              Name:
                                                              Title:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.

Dated

BANKERS TRUST COMPANY,
as Trustee


By
  Authorized Officer

                           SOUTHERN INVESTMENTS UK plc
                      8.23% Subordinated Debenture Due 2027


                  This Security is one of the Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of January 29, 1997 (the "Indenture"), duly executed and delivered between the Company and Bankers Trust Company, as Trustee (the "Trustee") and Bankers Trust Luxembourg S.A., as paying and transfer agent, to which Indenture and any indenture or indentures supplemental thereto as therein provided reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities.

                  Except as herein provided, this Security may not be redeemed prior to February 1, 2007. This Security will be redeemable in whole or in part, from time to time, at the option of the Company on or after February 1, 2007, upon not less than 15 nor more than 60 days' notice, at a redemption price equal to the percentages specified below of the principal amount of the Security to be redeemed, plus any accrued and unpaid interest, to the redemption date, including interest accrued during any Extension Period if redeemed during the 12-month period beginning February 1 of the years indicated below:

                  Year                               Percentage
                  ----                               ----------
                  2007                               104.115%
                  2008                               103.704
                  2009                               103.292
                  2010                               102.881
                  2011                               102.469
                  2012                               102.058
                  2013                               101.646
                  2014                               101.235
                  2015                               100.823
                  2016                               100.412
                  2017 and thereafter                100.000

                  The Company will also have the right to redeem this Security at any time prior to February 1, 2007 upon not less than 15 nor more than 60 days' notice upon the occurrence and continuation of a Special Event as described in the Indenture at a redemption price being the greater of (i) the amount equal to 100% of the principal amount of the Securities being redeemed or
(ii) the amount equal to the sum of the present values of the remaining scheduled payments of principal of and premium and interest on the Securities being redeemed through February 1, 2007 discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 110 basis points, in the case of such a redemption before February 1, 1998 and the Treasury Yield plus 50 basis points, in the case of such a redemption on or after February 1, 1998 but prior to February 1, 2007, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities to Redemption, including interest accrued during any Extension Period.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term through February 1, 2007 of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term through February 1, 2007 of the Securities.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the most recent weekly statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

     "Special Event" means either an Investment Company Event or a Tax Event.

                  "Investment Company EventInvestment Company Event" means the receipt by the Regular Trustees of the Issuer Trust (as defined in the Indenture) of an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "Investment Company Act"), that, as a result of the occurrence of a change in law or regulation or a change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after January 23, 1997.

                  "Tax EventTax Event" means the receipt by the Regular Trustees of the Issuer Trust (as defined in the Indenture) of an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States, the United Kingdom or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after January 23, 1997, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to United States federal or United Kingdom income tax with respect to income accrued or received on the Securities, (ii) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable by the Company to the Issuer Trust on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company for United States earnings and profits purposes or United Kingdom income tax purposes.

                  If the Securities are only partially redeemed by the Company pursuant to an Optional Redemption, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee.

                  The Securities are also subject to redemption in whole but not in part upon not less than 15 nor more than 60 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after January 23, 1997, or (y) the issuance of Definitive Registered Securities pursuant to any of clauses (a), (b) or (d) of the ninth following paragraph and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it.

                  Notice of redemption shall be given as provided in the Indenture not less than 15 days nor more than 60 days prior to the date fixed for redemption.

                  Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities except the right to receive the redemption price thereof.

         The Holders of the Securities are entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") for the benefit of the Holders of the Trust Securities and the Securities wherein the Company and the Issuer Trust have agreed, for the benefit of Holders of Trust Securities and Securities, (i) to use their reasonable best efforts to file with the Commission within 150 days after the initial issuance of the Capital Securities the Exchange Offer Registration Statement relating to the Exchange Offer for (1) the Exchange Capital Securities, which will have terms identical to the Capital Securities (except that the Exchange Capital Securities will not contain terms with respect to transfer restrictions under the Securities Act and will not provide for any increase in the distribution rate thereon under the circumstances described below), (2) the Exchange Guarantee, which will have terms identical tot he Capital Securities Guarantee and (3) the Exchange Debentures, which will have terms identical to the Subordinated Debentures (except that the Exchange Debentures will not contain terms with respect to transfer restrictions under the Securities Act and will not provide for any increase in the interest rate thereon under the circumstances described below) and (ii) to use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act with in 180 days after the initial issuance of the Securities.

         If the Company or the Trust fails to comply with the Registration Rights Agreement or if the Exchange Offer Registration Statement or the Shelf Registration Statement, as defined in the Registration Rights Agreement, fails to become effective, then, as liquidated damages, additional interest (the "Additional Interest") shall become payable in respect of the Securities as follows:

         (i) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission on or prior the 150th day after the initial issuance of the Securities or (B) notwithstanding that the Company and the Issuer Trust have consumated or will consumate an Exchange Offer, the Company and the Issuer Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by the Registration Rights Agreement, then commencing on the date after either such required filing date, Additional Interest shall accrue on the principal amount of the Securities at a rate of .25% per annum; or

         (ii) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission on or prior to the 30th day after the applicable required filing date or (B) notwithstanding that the Company and the Issuer Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration Statement was required to be filed, then, commencing on the 31st day after the applicable required filing date, Additional Interest shall accrue on the principal amount of the Securities, at a rate of .25% per annum; or

         (iii) If (A) the Trust has not exchanged Exchange Capital Securities for all Capital Securities or the Company has not exchanged the Exchange Guarantee or Exchange Debentures for the Capital Securities Guarantee or all Securities validly tendered, in accordance wit the terms of the Exchange Offer on or prior the 40th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the third anniversary of the initial issuance of the Capital Securities (other than after such time as all Capital Securities have been disposed of thereunder or otherwise cease to be registrable securities within the meaning of the Registration Rights Agreement), then Additional Interest shall accrue on the principal amount of the Securities at a rate of .25% per annum commencing on (x) the 41st day after such effective date, in the case of (A) above or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that the Additional Interest rate on the Securities may not exceed in the aggregate of .25% per annum; provided further that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), (3) upon the exchange of Exchange Capital Securities, Exchange Guarantee and Exchange Debentures for all Capital Securities, Capital Securities Guarantee and Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), or (4) upon the expiration of three years (or such shorter period as may hereafter be provided in Rule 144(k), under the Securities Act) (or similar successor rule)) commencing on the date of the initial issuance of the Capital Securities, Additional Interest on the Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

                  This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (d) there shall have occurred and be continuing an Event of Default with respect to the Securities and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities. Securities so issued in exchange for this Security, have the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

                  If an Event of Default with respect to Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, to add any provisions to, or change in any manner or eliminate any of the provisions of the Indenture or modify in any manner the rights of the Holders of the Securities so affected; provided that the Company and the Trustee may not, without the consent of each Holder of Securities then outstanding and affected thereby, (i) extend the Stated Maturity of any Securities, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or reduce the rate or extend the time of payment of interest thereon (subject to Section 313 of the Indenture), or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any Holder of Securities to institute suit for the payment thereof, or
(ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of all of the Holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision which under the Indenture cannot be modified or amended without the consent of each Holder of Securities then outstanding. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  So long as the Company shall not be in default in the payment of interest on the Securities, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer the payment of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (each, an "Extension Period"), during which Extension Periods no interest shall be due and payable; provided that no Extension Period may extend beyond the Maturity. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Amounts, Additional Sums thereon, if any, and interest on such interest at the rate specified for the Securities to the extent permitted by applicable law); provided that during any such Extension Period, the Company (i) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock except for dividends, payments or distributions payable in shares of its capital stock, reclassifications of its capital stock and conversions or exchanges of capital stock of one class or series into capital stock of another class or series and except for a redemption, purchase or other acquisition of shares of its capital stock made for the purpose of an employee incentive plan or benefit plan or other similar arrangement of the Company or any of its subsidiaries, (ii) shall not make any payment of interest, principal of or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Securities (except by conversion into or exchange for shares of its capital stock), and (iii) shall not make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Amounts and Additional Sums then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. The Company may also pay on any Interest Payment Date all or any portion of the interest accrued during an Extension Period. No interest, Additional Amounts or Additional Sums shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear interest at the specified rate to the extent specified as contemplated by the Indenture.

                  The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities by accepting Securities this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.